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                                                                    Exhibit 10.8

                                LICENSE AGREEMENT

THIS LICENSE AGREEMENT made as of this 29th day of October, 2004 ("Effective Date") by and between Dresser-Rand Company, with its principal place of business at Paul Clark Drive, Olean, NY 14760 ("Dresser-Rand"), Dresser-Rand A.S., with its principal place of business at Kirkegardsveien 45 NO-3601 Kongsberg, Norway ("DR Norway"), Ingersoll-Rand Energy Systems Corporation, having a business address at 30 New Hampshire Avenue, Portsmouth, NH 03801 ("ESC") and the Energy Systems Division of Ingersoll-Rand Company having a business address at 800-A Beaty Street, Davidson, North Carolina 28036 ("ESD"), (with ESC and ESD sometimes being collectively referred to as "Energy Systems").

                              W I T N E S S E T H:

      WHEREAS, Dresser-Rand and DR Norway were engaged by Energy Systems to perform certain services related to the development of Energy Systems' 250 kilowatt microturbine and based such development on DR Norway's KG2 Gas Turbine ("KG2");

      WHEREAS, Ingersoll-Rand Company Limited ("Seller"), and Dresser-Rand Holdings, LLC (f/k/a FRC Acquisitions LLC) ("Buyer") are parties to an Equity Purchase Agreement, dated as of August 24, 2004 (as amended, supplemented or otherwise modified from time to time, the "Purchase Agreement"), relating to the sale by Seller and certain of its Affiliates, and the purchase and assumption by Buyer and certain of its Affiliates, of certain equity interests and shares of stock relating to Dresser-Rand and its Subsidiaries' Business (as defined in the Purchase Agreement);

      WHEREAS, the Purchase Agreement provides that, in connection with the consummation of the transactions contemplated thereby, the parties will enter into this Agreement pursuant to which Dresser-Rand and DR Norway will grant to Energy Systems certain intellectual property use rights and agree to certain covenants related thereto;

      WHEREAS, this is the License Agreement referred to in the Purchase Agreement and referred to therein as Exhibit D;

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Dresser-Rand and DR Norway hereby unconditionally and irrevocably grant to Energy Systems, and Energy Systems hereby accepts, a perpetual fully paid up, non-exclusive, worldwide right and license (without the right to sublicense) to practice and use any and all patents, patent applications, trade secrets and know how owned by
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Dresser-Rand or DR Norway used in the production of, or incorporated into the
250 kilowatt microturbines manufactured and sold by Energy Systems as of the Effective Date, to manufacture, have manufactured, use, market and sell microturbines with a generating capacity of 1000 kilowatts or less.

2. Dresser-Rand and DR Norway agree that they will not bring or cause to be brought any action relating to the infringement of any intellectual property right licensed pursuant to Paragraph 1, in any court or with any government agency, anywhere in the world, against Energy Systems or its distributors, agents, resellers, employees, principals, customers based on their manufacture, use, sales or offer for sale of any microturbine made or sold by Energy Systems. Energy Systems and IR will hold D-R and D-R Norway harmless from any claim arising on or relating to their microturbines.

3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

4. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

5. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

6. Each of the parties irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the borough of Manhattan in the City of New York, or if such court does not have jurisdiction, the Supreme Court of the State of New York, New York County, for the purposes of any proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such proceeding, and waives any objection it might otherwise have to service of process under law. Nothing herein shall affect the right of any Person to serve process in any other manner permitted by law. Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the United States District Court for the Southern District of New York or (b) the Supreme Court of the State of New York, New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such proceeding brought in any such court has been brought in an inconvenient forum. The parties hereby irrevocably and unconditionally waive trial by jury in any proceeding relating to this Agreement or any other agreement entered into in connection therewith and for any counterclaim with respect thereto.
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7. This Agreement shall be construed under and governed by the laws of the State of New York without regard to the principles of conflicts of law thereof.

8. This Agreement may not be amended, modified or supplemented except upon the execution and delivery of a written agreement executed by the parties and specifically referencing this Agreement.

9. Any of the terms or conditions of this Agreement that may be lawfully waived may be waived in writing at any time by the Party which is entitled to the benefits thereof. Any waiver of any of the provisions of this Agreement by any Party shall be binding only if set forth in an instrument in writing signed on behalf of such Party. No failure to enforce any provision of this Agreement shall be deemed to or shall constitute a waiver of such provision and no waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

10. Energy Systems acknowledges that the licenses granted to it hereunder are personal in nature. Except with the express prior written consent of each of Dresser-Rand and DR Norway, which consent may be withheld by either Dresser-Rand or DR Norway in their sole discretion, Energy Systems may not assign or transfer this Agreement or its rights or obligations hereunder; provided, that the foregoing restriction shall not apply to any sale, merger, consolidation or other business combination of Energy Systems to or with any person.

                            [SIGNATURE PAGE FOLLOWS]
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IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.

                                        DRESSER-RAND COMPANY

                                        By: /s/ Vincent R. Volpe Jr.
                                           -------------------------------------
                                           Name: Vincent R. Volpe Jr.
                                           Title: President & CEO

                                        DRESSER-RAND A.S.

                                        By: /s/ Barbara A. Santoro
                                           -------------------------------------
                                           Name: Barbara A. Santoro
                                           Title: Attorney-in-fact

                                        INGERSOLL-RAND ENERGY SYSTEMS
                                        CORPORATION

                                        By: /s/ Barbara A. Santoro
                                           -------------------------------------
                                           Name: Barbara A. Santoro
                                           Title: Attorney-in-fact

                                        ENERGY SYSTEMS DIVISION
                                        OF INGERSOLL-RAND COMPANY

                                        By: /s/ Barbara A. Santoro
                                           -------------------------------------
                                           Name: Barbara A. Santoro
                                           Title: Secretary